November 16, 2007

Supplement

SUPPLEMENT DATED NOVEMBER 16, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
Dated July 31, 2007

The second sentence in the section of the Fund’s Prospectus entitled ‘‘The Fund — Principal Risks — Other Risks’’ is hereby deleted and replaced with the following:

The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in interest rate transactions, investments in bond insurance and options and futures.

The following disclosure is hereby added to the section of the Fund’s Prospectus entitled ‘‘The Fund — Additional Investment Strategy Information’’:

Options and Futures.    The Fund may invest in put and call options and futures on its portfolio securities. The Fund may use options and futures to protect against a decline in the Fund’s securities or an increase in prices of securities that may be purchased or to adjust the Fund’s yield curve exposure.

The following disclosure is hereby added to the section of the Fund’s Prospectus entitled ‘‘The Fund — Additional Risk Information’’:

Options and Futures.    If the Fund invests in options and/or futures, its participation in these markets would subject the Fund’s portfolio to certain risks. If the Investment Adviser’s predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged. With respect to futures contracts, this correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. There is also the possibility of an absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments and therefore may be difficult to value. If the Fund uses an option or futures transaction as an alternative to purchasing or selling an underlying instrument in order to obtain desired exposure, the Fund will be exposed to the same risks as are incurred in purchasing and selling the underlying instrument directly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWLSPT1

November 16, 2007

Supplement

SUPPLEMENT DATED NOVEMBER 16, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
Dated July 31, 2007

The following disclosure is hereby added at the end of the sixth paragraph of the section of the Fund’s Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Futures Contracts and Options on Futures’’:

Futures may also be used to adjust the Fund’s exposure to certain points of the current yield curve. Using futures for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities. When a Fund uses a futures transaction as an alternative to purchasing or selling an underlying instrument in order to obtain desired exposure, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instrument directly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.